Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. Section 1350,
                             as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

         In connection with the Quarterly Report on Form 10-Q of Capital Media Group Limited (the "Company") for the period ended March 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Jean-Francois Klein, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange act of 1934; and

     (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  December 20, 2002                    By:  /s/ Jean-Francois Klein
                                                 -------------------------------
                                                     Jean-Francois Klein
                                                     Chief Financial Officer